SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 05/23/2005

INTERNATIONAL ASSETS HOLDING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-23554	59-2921318
(State of Incorporation)	(Commission File Number)	(IRS Employer ID No.)

220 E. Central Parkway, Suite 2060, Altamonte Springs, Florida	32701
(Address of principal executive offices)	(Zip Code)

407-741-5300

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A. 2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act CFR 240.13e-4(c))

Items to be Included in this Report

Item 2.02	Results of Operations and Financial Condition

Item 7.01	Regulation FD Disclosure

The following information is furnished under Item 2.02, “Results of Operations and Financial Condition” and Item 7.01, “Regulation FD Disclosure”. This information shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. On May 23, 2005, the Company issued a news release on the subject of its operations and financial condition for the fiscal quarter ended March 31, 2005.

The Press Release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

Exhibit 99.1	Press Release dated May 23, 2005.

Signature(s)

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INTERNATIONAL ASSETS HOLDING CORPORATION

Date: May 23, 2005	/s/ Brian T. Sephton
Brian T. Sephton
Chief Financial Officer

Date: May 23, 2005	/s/ Sean O’Connor
Sean O’Connor
Chief Executive Officer

Exhibit Index

Exhibit No.	Description

EX-99.1	Press Release dated May 23, 2005.